                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 9, 2003
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                         0-3252                22-1830121
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(State or other jurisdiction           (Commission           (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)


         767 Third Avenue, New York, NY                             10017
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.       Other Events
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         On December 9, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from December 9, 2003, to 5:00 p.m., New York City Time, on December 12, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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               (c)   Exhibits
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                     Exhibit 99.1          Press release dated December 9, 2003.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 9, 2003                LEXINGTON PRECISION CORPORATION


                                        By:  /s/  Dennis J. Welhouse
                                           ------------------------------------
                                           Dennis J. Welhouse
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number        Exhibit Name                                  Location
     -------       ------------                                  --------

      99.1         Press release dated December 9, 2003          Filed herewith